Lehman Brothers Commercial Mortgage Trust 99 - C2


Control                                                           Cut-off Date                                             Avg. Rent
  No.    Property Name                            County             Balance      Utilities Paid by Tenant          Pads    Pads ($)
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   7     Capital Senior Living - Tesson Heights   St. Louis       14,934,784.08   None
   8     Capital Senior Living - Veranda Club     Palm Beach      13,466,280.25   None
  13     Santa Fe Ridge                           Kitsap          10,483,873.03   None
  14     Evergreen Pointe Apartments              Washtenaw       10,466,052.51   Electric
  18     The Pines Apartments                     Alamance         9,609,994.71   None
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  26     Oaks of Brittany Apartments              Harris           7,913,577.69   None
  29     Cypress Run Apartments                   Richland         7,591,828.58   Electric
  31     Hawk Ridge Apartments                    Forsyth          6,991,949.95   Electric & gas
  32     Valli Hi Apartments                      Santa Barbara    6,988,760.11   Water/sewer, trash, gas, elect
  40     East Avenue Mobile Home Park             Monroe           5,728,784.87   Electric                           215       400
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  42     Capital Senior Living - Heatherwood      Oakland          5,594,300.42   None
  48     Lantern Estates Mobile Home Community    Marion           4,549,336.07   Electricity, gas, cable servic     220       276
  53     Park Glen Apartments                     Dallas           4,297,031.77   None
  54     Washington Gardens Apartments            Los Angeles      4,293,562.22   Electric & gas
  62     Meridian Apartments                      Harris           3,693,741.07   Gas, electric, water, sewer
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  65     Meadow Ridge Apartments                  Oklahoma         3,297,722.06   None
  70     Forest Lawn Mobile Home Park             Monroe           2,972,737.05   Electric                           130       400
  72     Penn Valley Mobile Home Park             Nevada           2,897,839.15   Gas,elec,wat,trash,tele,cable      125       468
  75     Farmington Mobile Home Park              Ontario          2,771,026.30   Electric                           138       336
  78     Casa Serena Apartments                   Maricopa         2,664,951.37   None
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  79     Archway Apartments                       Dickson          2,643,085.78   Electric, Cable
  81     Wayne Forest Apartments                  Wayne            2,593,717.61   Electric, Cable
  91     Oak Gate Apartments                      Collin County    2,294,691.77   None
  93     Evergreen Acres Mobile Home Park         Monroe           2,153,911.27   Electric, Gas, Trash               118       400
  94     Caledonia Mobile Home Park               Livingston       2,128,947.07   Electric                            97       358
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  98     Venice Way Apartments                    Los Angeles      2,021,757.98   Water/sewer, trash, gas, elec
  103    Salisbury Mobile Home Park               Wicomico         1,920,246.34   Water                              195       178
  109    Canandaigua Mobile Home Park             Ontario          1,758,478.34   Electric                           105       329
  110    Hondo Parkway Apartments                 Los Angeles      1,757,365.01   Gas, Electric
  122    Concord Court Apartments                 Fulton           1,196,939.59   None
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  123    Manor Apartments                         Los Angeles      1,138,293.24   Electric, cable
  127    Greenbriar on the Bayou Apartments       Harris             995,205.26   Electric, water/sewer
  128    Valley Ho Mobile Home Park               Grand Forks        974,602.40   None                               102       218
  132    Wesleyville Mobile Home Park             Erie               733,947.51   Electric                            83       205
  133    Pleasant Valley Mobile Home Park         Hancock            524,248.21   Electric                            80       155
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  134    Lakeview Mobile Home Park                Ontario            483,306.92   Electric, Water                     43       290

                                             Avg.                  Avg.                   Avg.                Avg.
Control              Avg. Rent             Rent   1              Rent   2               Rent   3            Rent   4     Number of
  No.     Studios    Studio ($)  1 Bed      Bed ($)     2 Bed     Bed ($)     3 Bed      Bed ($)    4 Bed    Bed ($)   Elevators ($)
====================================================================================================================================
   7         65        2,217       109       2,035       12        2,555
   8                               143       2,018       46        2,410
  13                               24         595        112        702         104        800
  14                               252        526        189        643         36         730
  18         18         517        63         527        111        605         24         707
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  26                               39         460        54         595         80         733        50      798
  29         18         498        63         502        99         566         24         667
  31         36         515        21         482        87         582         24         682
  32                               57         725        51         890         19         993
  40
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  42         3         1,010       137       1,328       20        1,652
  48
  53                               97         503        51         617         10         757
  54                               129        500        33         625
  62                               104        400        48         500
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  65                               52         336        111        400          1         460
  70
  72                                2         483
  75
  78         95         400        104        510
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  79                               20         445        50         520         20         610
  81                               32         520        68         581          8         675
  91                               32         475        64         698
  93
  94
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  98                                                     45         709          2         938
  103
  109
  110                                                    52         625
  122                              21         480        19         575         20         675
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  123        22         450        26         550
  127                              16         430        32         579
  128
  132
  133
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  134